UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 26, 2010

Ricky's Board Shop, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-149405	20-5605395
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 East Park Blvd
Plano Texas 75074
(Address of principal executive offices, including zip code)

(972) 516-3728
(Registrant’s telephone number, including area code)

___________
Former Address if changed since last filing:

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  AMENDMENT TO ARTICLES OF INCORPORATION

On January 26, 2010, the Registrant filed a Certificate of Amendment to its Articles Of Incorporation to change the name of the Registrant from Ricky’s Board Shop, Inc., to KlausTech, Inc.

The Registrant’s symbol has been changed from RKYS to KLTI, effective upon opening of business, January 29, 2010.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Name and/or Identification of Exhibit

3.1	Certificate of Amendment to Articles of Incorporation

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: January 28, 2010	RICKY'S BOARD SHOP, INC.
By: /s/ Lawrence M. Gress Lawrence M. Gress, Chief Financial Officer